UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2015

M&T BANK CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-9861	16-0968385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One M&T Plaza, Buffalo, New York		14203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (716) 842-5445

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01     OTHER EVENTS.

On September 30, 2015, M&T Bank Corporation (“M&T”) and Hudson City Bancorp Inc. (“Hudson City”) issued a joint press release announcing the receipt of regulatory approval from the Federal Reserve for the completion of the pending acquisition by M&T of Hudson City. The transaction is expected to be completed on November 1, 2015, subject to customary closing conditions.

A copy of the joint press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Cautionary Statements Regarding Forward-Looking Information

This Current Report on Form 8-K may contain certain “forward looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on certain assumptions and describe future plans, strategies and expectations of Hudson City and M&T. Such forward-looking statements may be identified by the use of such words as “may,” “believe,” “expect,” “anticipate,” “should,” “plan,” “estimate,” “predict,” “continue,” and “potential” or the negative of these terms or other comparable terminology. Examples of forward-looking statements include, but are not limited to, estimates with respect to the financial condition, results of operations and business of Hudson City and M&T, and their respective strategies, plans, objectives, expectations, and intentions, including the merger, and other statements contained in this release that are not historical facts. Hudson City’s and M&T’s ability to predict results or the actual effect of future plans or strategies, including the merger and Hudson City’s implementation of its Strategic Plan, is inherently uncertain and actual results and performance could differ materially from those contemplated or implied by these forward-looking statements. They can be affected by inaccurate assumptions Hudson City and M&T might make or by known or unknown risks and uncertainties. Factors that could cause assumptions to be incorrect include, but are not limited to, changes in interest rates, general economic conditions, legislative, regulatory and public policy changes, further delays in closing the merger and the ability of Hudson City or M&T to obtain regulatory approvals and meet other closing conditions to the merger. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. For a summary of important factors that could affect Hudson City’s forward-looking statements, please refer to Hudson City Bancorp, Inc.’s filings with the Securities and Exchange Commission (“SEC”) available at www.sec.gov. For a summary of important factors that could affect M&T’s forward-looking statements, please refer to M&T’s filings with the SEC available at www.sec.gov. Neither Hudson City nor M&T intends to update any of the forward-looking statements after the date of this release or to conform these statements to actual events.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Joint Press Release, issued September 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&T Bank Corporation

Date: September 30, 2015

	By:	/s/ Drew J. Pfirrman
Name: Drew J. Pfirrman
Title: Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Joint Press Release, issued September 30, 2015.